Exhibit 13(a)

                              Annual Certifications
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Grupo Simec, S.A. de C.V. (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 20-F for the year ended December 31, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                             Dated: July 6, 2004


                                              /s/ Luis Garcia Limon
                                                  ---------------------
                                                  Luis Garcia Limon
                                                  Chief Executive Officer

                                              /s/ Adolfo Luna Luna
                                                  --------------------
                                                  Adolfo Luna Luna
                                                  Chief Financial Officer